CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporated by reference of our reports included herein or incorporated by reference in this Form 10-K/A, into FM Properties
Inc.'s previously filed Registration Statement on Form S-8 (File No.
33-78798).





                                   Arthur Andersen LLP



New Orleans, Louisiana
May 16, 1997